                                                  Date         November 11, 1997

To: THE CIT GROUP/COMMERCIAL SERVICES, INC.
    1211 Avenue of the Americas
    New York, New York 10036

                                                                        GUARANTY

Re: GIRGENTI, HUGHES, BUTLER & McDOWELL, INC.
    (the "Client")
    100 Avenue of the Americas
    New York, New York 10013-1687


Gentlemen:

     Reference is made to certain factoring or financing agreements or arrangements (herein the "Agreements") between you and the above-named Client. Each of the undersigned hereby unconditionally jointly and severally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Client to you, whether direct or indirect, absolute or contingent, secured or unsecured, arising under the Agreements as now written or as amended or supplemented hereafter. Further, each of the undersigned agrees to pay to you on demand the amount of all expenses (including reasonable attorney's fees) incurred by you in collecting or attempting to collect any of the Client's obligations to you, whether from the Client, or from any other obligor, or from the undersigned, or in realizing upon any collateral; and agrees to pay any interest at the highest lawful rate on all amounts payable to you hereunder, even if such amount cannot be collected from the Client. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive payment on account of the Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is recovered from you by the Client, its trustee, or any other party acting for, on behalf of or through the Client or its representative), the undersigned's obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the undersigned have made payment to you therefor, which payment shall be due upon demand.

     This Guaranty is executed as an inducement to you to make loans or advances to the Client or otherwise to extend credit or financial accommodations to the Client, or to enter into or continue a factoring or financing arrangement with the Client, and is executed in consideration of your doing or having done any of the foregoing. Each of the undersigned agrees that any of the foregoing shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.

     Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit to the Client, the purchase or acquisition of receivables from the Client, the amendment, execution or termination of any of the Agreements or any other agreements between you and the Client, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Client or the undersigned may be entitled, and your reliance on this Guaranty are hereby waived. The undersigned also waive notice of: changes in terms or extensions of time of payment, the taking and releasing of collateral or guarantees (including the release of any of the undersigned) and the settlement, compromise or release of any Obligations, and agree that, as to each of the undersigned, the amount of the Obligations shall not be diminished by any of the foregoing. The undersigned also agree that you need not attempt to collect any Obligations from the Client or other obligors or to realize upon any collateral, but may require the undersigned to make immediate payment of Obligations to you when due or at any time thereafter. You shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall you be under any obligation to take any action whatsoever with regard thereto.




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                                      -2-


     This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the undersigned under this Guaranty shall be unaffected by the death of any of the undersigned. Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the undersigned (or any one or more of them) either in the same action in which the Client is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the undersigned, the undersigned agree not to assert against you any set-off or counterclaim which the Client may have, and further the undersigned agree not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on the Guaranty in which you and any of the undersigned shall be adverse parties, the undersigned hereby waive the right to interpose any defense based upon any Statute of Limitations or any claim of laches and waive the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law. Each of the undersigned hereby consent to the in personam jurisdiction of the courts of New York State. In the event that you bring any action or suit in any court of record of New York State or the Federal Government to enforce any or all liabilities of the undersigned hereunder, service of process may be made on the undersigned by mailing a copy of the summons to the undersigned at the address below set forth.


          All sums at any time to the credit of the undersigned and any property of the undersigned on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other obligations of the undersigned to you however arising. The undersigned shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Client.

     In the event of any breach of, default under or termination of any of the Agreements between you and the Client, or in the event that the undersigned shall fail to observe or perform any agreements, warranties, or covenants contained herein, or should any of the undersigned dissolve or cease its business, call a meeting of its creditors, fail to meet its debts as they mature, commit an act of bankruptcy, have commenced by or against the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of all of the undersigned for the entire Obligations shall mature even if the liability of the Client therefor does not.

     This Guaranty will terminate at such time as the Obligations have been paid in full.

     Your books and records showing the account between you and the Client shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Client shall be binding upon the undersigned (whether or not the undersigned received copies thereof) and, shall constitute an account stated between you and the Client, unless you shall have received a written statement of the Client's exceptions within thirty (30) days after the statement was mailed to the Client.

     This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and any of the undersigned shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by any of the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder.

     This instrument is executed and given in addition to, and not in substitution, reduction, replacement or satisfaction of any other endorsements or guarantees of the Obligations, now existing or hereafter executed, by any or all of the undersigned, or others in your favor.

     When used in this agreement all pronouns shall, wherever applicable, be deemed to include the plural as well as the masculine and feminine gender. This agreement shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours, as well as to any




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                                      -3-



concern which you may now or hereafter factor or finance; shall be binding jointly and severally upon the undersigned and upon the respective heirs, executors, administrators, successors and assigns of each of the undersigned; and shall pertain to the Client and its successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall, together, constitute but one and the same document.

     To the extent permitted by applicable law, we each hereby waive any right to a trial by jury in any action or proceeding arising directly or indirectly out of this Guaranty, or any other agreement or transaction between us or to which we are both parties.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty effective as of the date above set forth.




                                        BLACK CAT GRAPHICS, INC.

                                        By /s/ GEORGE LEFEBER
                                           ---------------------------------
                                        Name:  GEORGE LEFEBER
                                        Title: VP OF FINANCE

                                        MEDICAL EDUCATION TECHNOLOGIES, INC.

                                        By /s/ GEORGE LEFEBER
                                           ---------------------------------
                                        Name:  GEORGE LEFEBER
                                        Title: VP OF FINANCE


                                        SYBERACTIVE, INC.


                                        By /s/ GEORGE LEFEBER
                                           ---------------------------------
                                        Name:  GEORGE LEFEBER
                                        Title: VP OF FINANCE



                                        BRAND RESEARCH CORPORATION


                                        By /s/ GEORGE LEFEBER
                                           ---------------------------------
                                        Name:  GEORGE LEFEBER
                                        Title: VP OF FINANCE

                                        HEALTHWORLD CORPORATION

                                        By /s/ GEORGE LEFEBER
                                           ---------------------------------
                                        Name:  GEORGE LEFEBER
                                        Title: VP OF FINANCE

                                        Each of the undersigned are located at:
                                        100 Avenue of the Americas
                                        New York, New York 10013-1687